UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, LA 70592

(Address of principal executive offices) (Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

The board of directors (the “Board”) of RedHawk Holdings Corp., a Nevada corporation (the “Company”), recently completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and the transition period ended June 30, 2015. As a result of this process and following careful deliberation, on July 25, 2016, the Board approved the dismissal of Pannell Kerr Forster of Texas, P.C., a professional corporation (“PKF”), as the Company’s independent registered public accounting firm. PKF’s engagement by the Company had been to audit the Company’s financial statements for the year ended January 31, 2015 and review of the Company’s financial statements for the quarters ended April 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and for the five month transition period ended June 30, 2015.

PKF’s report for the fiscal year ended January 31, 2015 contained a qualified opinion as to the Company’s ability to continue as a going concern.

During the fiscal year ended January 31, 2015 and the interim periods referred to above from January 31, 2015 through June 30, 2016, (i) there were no disagreements, as contemplated by Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended, with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter thereof in connection with its reports for such years and (ii) there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PKF with a copy of the disclosures it is making in this Current Report on Form 8-K, and requested from PKF a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such disclosures. A copy of PKF’s letter dated July 29, 2016 is attached as Exhibit 16.1 hereto.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On July 25, 2016 the Board engaged Postlethwaite & Netterville, a professional accounting corporation (“P&N”), to serve as the Company's independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ended June 30, 2016 and the five month transition period ended June 30, 2015. The Company had previously engaged P&N to audit select Company financial statements prepared in connection with the Company’s November 2015 acquisition of certain commercial real estate.

During the fiscal year ended June 30, 2016 and the five month transition period ended June 30, 2015, the Company did not consult with P&N regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that P&N concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as contemplated by Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Pannell Kerr Forster of Texas, P.C. dated July 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2016	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Chief Financial Officer and Director